Unique Targets. Novel Mechanisms. New Medicines. Science in the Service of Medicine VX15 (pepinemab) Antibody Treatment for Huntington’s Disease and Cancer Exhibit 99.1

Forward Looking Statements To the extent that statements contained in this presentation are not descriptions of historical facts regarding Vaccinex, Inc. (“Vaccinex,” “we,” “us,” or “our”), they are forward-looking statements reflecting management’s current beliefs and expectations. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend” and similar expressions or their negatives (as well as other words and expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements in this presentation include, among others, statements regarding: (i) the timing and success of the commencement, progress and receipt of data from preclinical and clinical trials; (ii) our expectations regarding the potential safety, efficacy or clinical utility of our product candidates; (iii) the expected results of any clinical trial and the impact on the likelihood or timing of any regulatory approval; (iv) financial and financing expectations and opportunities and (v) the performance of third parties. Forward-looking statements in this presentation involve substantial risks and uncertainties that could cause our research and pre-clinical development programs, clinical development programs, future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties inherent in the execution, cost and completion of preclinical and clinical trials, risks related to our dependence on third parties, uncertainties related to regulatory approval, risks related to our dependence on our lead product candidate VX15 (pepinemab), risks related to competition, other matters that could affect our development plans or the commercial potential of our product candidates, expectations regarding the use of proceeds from our initial public offering, changes in costs and operations, and other risks regarding our capital requirements and results of operations. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons why actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future. For a further discussion of these and other factors that could cause future results to differ materially from any forward-looking statement, see the section titled “Risk Factors” in our quarterly report on Form 10-Q filed with the Securities and Exchange Commission (“SEC”) and the other risks and uncertainties described in our prospectus for our initial public offering dated August 9, 2018, filed with the SEC pursuant to Rule 424(b) under the Securities Act of 1933, as amended,. No representations or warranties are offered in connection with the data or information provided herein. This presentation is intended for informational purposes only and may not be relied on in connection with the purchase or sale of any security. Any offering of our securities will be made, if at all, only upon the registration of such securities under applicable securities laws or pursuant to an exemption from such requirements.

Partnered Anti-CD20 Antibody ActivMAb Antibody Platform Research/Preclinical Phase 1 Phase 2 Phase 3 SEMA4D Antibody Platform Vaccinex Product Pipeline CLASSICAL – Lung VX15 (pepinemab) Huntington’s Disease (Orphan Disease and Fast Track Designation) VX15 (pepinemab) Non-Small Cell Lung Cancer BVX20 Multiple Sclerosis VX5 Anti-CXCL13 for Autoimmune Diseases VX15 (pepinemab) Melanoma, Osteosarcoma

Introduction to Semaphorin 4D (SEMA4D)

- SEMA4D is an extracellular signaling molecule that regulates the activity of inflammatory cells at sites of injury or cancer
- SEMA4D signals through PLXNB1 and PLXNB2 receptors to regulate (1) cell cytoskeleton (2) cytokine synthesis and secretion

VX15 (pepinemab) antibody binds to SEMA4D and blocks its signaling activity

- In the brain: may reduce innate inflammatory responses associated with chronic neurodegenerative diseases
- In tumors: induces increase in tumor-specific cytotoxic T cells and reduces immunosuppressive cells


Proteases
SEMA4D
Crosslinking and signaling
PLXNB1/ PLXNB2
R-Ras, RhoA and ROCK-kinase
Cytoskeletal reorganization, migration and differentiation

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VX15 (pepinemab)/Anti-Semaphorin 4D for Huntington's Disease

Huntington’s Disease (HD) HD is an autosomal dominant neurodegenerative disease based on a single mutated gene Neuronal degeneration and severe atrophy is observed in multiple brain regions Symptoms usually appear between the ages of 30 to 50 There are currently no approved treatments to alter the course of HD Estimated patient population ~30,000 manifest disease and 100,000 pre-manifest with inherited mutation (prodromal) in the U.S. Similar number in EU 5 Biomarkers of disease progression can be detected even during the pre-manifest stage of disease. This makes it possible to test treatment benefit not only in manifest disease but also in the pre-HD prodromal phase when intervention is most likely to be effective at delaying or preventing disease onset

Glial cells are the most abundant cells in the brain They provide essential functional support to neurons. Glial cells couple glucose transport and metabolism to synaptic activity CNS damage triggers dramatic change in glial cell morphology and function (a) Beneficial in the context of acute focal injury, but (b) maladaptive in broad chronic injury such as HD How do glial cells recognize and respond to damage? SEMA4D is upregulated at site of injury and signals through plexin receptors to trigger glial transformation from normal to inflammatory state Astrocyte Neuron Microglial Cell Oligodendrocyte Myelin Glial Cells Undergo Inflammatory Transformation that Aggravates Brain Damage in HD

Huntington's Disease Clinical Trial Design



36 subjects randomized 1:1
Drug:Placebo
Enroll into SIGNAL
Cohort A
All subjects crossover or continue with VX15(pepinemab)
6 months
Continue treatment with VX15 (pepinemab)
Last treatment
12 months
3 month safety follow-up
Database lock and analysis for Cohort A
April 2017
240 subjects randomized 1:1
Drug:Placebo
Enroll into SIGNAL
Cohort B
Adapt Cohort B design:
sample size and treatment duration based on Cohort A data
Double- blind treatment with VX15 (pepinemab)
18 months
2 month safety follow-up
Database lock and analysis for Cohort B
2020

Program granted **Orphan Disease** and **Fast Track** Designation by the FDA Division of Neurology Products

September 2018 I 8

Clinical Evidence of Improved Brain Metabolic Activity in Frontal Lobe and Adjacent Parietal Regions VX15 Placebo VX15 (pepinemab) after cross-over * p<0.05 compared to placebo

SIGNAL Cohort A Data Highlights The Cohort A data includes both brain imaging results (FDG-PET and volumetric MRI) as well as quantitative motor and cognitive assessments of treatment effects VX15 (pepinemab) treatment significantly increases metabolic activity as detected by FDG-PET: Previous studies in Alzheimer’s Disease concluded that glucose metabolism is a sensitive measure of change in cognition and functional ability and has value in predicting future cognitive decline or as an outcome measurement for monitoring clinically-relevant change over time*. Consistent and encouraging treatment effects on preservation of brain matter (reduced atrophy) and improvement in multiple motor and cognitive assessments were also seen in Cohort A No concerning safety signals were identified Cohort A data informed design of Cohort B: a total of 240 subjects randomized VX15 (pepinemab):placebo (1:1) for 18 months of treatment without crossover * Landau et. al., Neurobiol Aging. 2011; 32(7): 1207–1218

VX15 (pepinemab) Anti-SEMA4D Antibody for Cancer

SEMA4D Expression is Concentrated at Invasive Margin of Tumor Mammary carcinoma (Tubo.A5) SEMA4D at the invasive margin of the tumor forms a barrier that restricts the infiltration of anti-tumor immune cells Antibodies against SEMA4D neutralize this barrier and “open the gates” of the tumor to the immune system Colorectal (Colon26) SEMA4D Pseudo color

Dendritic cells (DC) express receptor PLXNB1. Binding to SEMA4D restricts penetration of DC into tumor. Antibody blockade of SEMA4D enhances migration and differentiation of DC within tumor Colon26 tumor bearing mice were treated in vivo with control antibody or Anti-SEMA4D Tumors were harvested 27 days post inoculation, high magnification images are shown SEMA4D Controls Infiltration of Antigen Presenting Dendritic Cells into Tumor Control αSema4D Antibody CD11c F4/80 Evans EE et al. Cancer Immunol Research 2015;3(6): 689-701 Antigen Presenting Cells (APC)

Anti-SEMA4D Antibody Increases Cytotoxic T Cells in Tumor T cell exclusion in Colon26 tumor Control group CD8+ T cells (red) do not penetrate the tumor. Most CD8+ cells are within the stroma and vessels Anti-SEMA4D antibody CD8+ T cells infiltrate the interior of the tumor Stroma Tumor Stroma Tumor Vessel

Anti-SEMA4D Antibody Enhances Activity of Immune Checkpoint Inhibitors Anti-CTLA-4 Combination with anti-SEMA4D Colorectal Cancer Head & Neck Cancer Control αSEMA4D αCTLA-4 αSEMA4D + αCTLA-4 Control αSEMA4D αCTLA-4 αSEMA4D + αCTLA-4 Colon26 MOC1

Control αSEMA4D αLAG3 αLAG3+αSEMA4D Anti-SEMA4D Antibody Enhances Activity of Immune Checkpoint Inhibitors Anti-LAG3 Combination with anti-SEMA4D Colorectal Cancer

Phase 1b/2 Combination Trial with Avelumab in NSCLC

VX15/2503 (pepinemab) in combination with avelumab (Anti-PD-L1)		
NSCLC immunotherapy naïve **NSCLC** Progressed following immunotherapy	**DOSE ESCALATION PHASE** To determine the recommended Phase 2 dose of VX15 (pepinemab) in combination with avelumab, 10 mg/kg, Q2W in groups of 3-6 patients *28-days for each escalation phase* ***COMPLETE***	**EXPANSION PHASE** Patients will be stratified but unselected for PD-L1; pre- and post-treatment biopsies mandatory *Up to 28 patients at recommended dose*

Co-funded by:

MERCK

- Study to enroll up to ~62 subjects with advanced NSCLC
- Treatment of up to 6 subjects (3 + 3 design) in each of three VX15/2503 (pepinemab) dose levels (5, 10 and 20 mg/kg)
- A fixed standard dose of avelumab will be employed

Trial to evaluate immune infiltration in tumor biopsies and ORR, DoR, PFS

Open-label design allows for periodic data updates

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Combination Melanoma Trial with Nivolumab and with Ipilimumab

VX15/2503 (pepinemab) Combination with nivolumab (Anti-PD-1) or ipilimumab (Anti-CTLA-4)		
DOSE ESCALATION PHASE VX15 (pepinemab) dose will be escalated from 10 to 20 mg/kg, Q4W, with nivolumab 480 mg Q4W or up to 20 mg/kg VX15 (pepinemab) Q3W with ipilimumab 3 mg/kg Q3W x4 in groups of 3-6 patients	**EXPANSION PHASE** 18 patients/cohort pre- and post-treatment biopsies mandatory	**VX15/2503 (pepinemab) + nivolumab** **VX15/2503 (pepinemab) + ipilimumab**

Collaboration with Antoni Ribas group at UCLA and with BMS providing nivolumab and ipilimumab

- Randomized Phase 1 study to enroll up to 60 patients with advanced (stage III or IV) melanoma who have progressed on anti-PD1/L1 based checkpoint inhibitors
- Trial to evaluate immune infiltration in tumor biopsies, ORR, DoR and PFS

Open-label design allows for periodic data updates

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Antibody Selection to Multi-Pass Membrane Receptors

ActivMAb Discovery Platform Proprietary library-based monoclonal antibody (Mab) discovery technology Allows efficient expression and selection of fully functional IgG antibodies in mammalian cells Employs a fusion protein of full length IgG heavy chain linked to a vaccinia virus membrane protein that is expressed both on the surface of the virus and on the surface of the infected host cell Viral envelope expression technology has been adapted to display multi-pass membrane receptors to facilitate antibody selection against this important class of pharmaceutical targets Fully human IgG antibodies Large screening diversity of about 1010 Fully human IgG Library Design Vaccinia Display

Research Collaboration with Announced January 2018 Utilizes Vaccinex’s ActivMAb platform to discover and select monoclonal antibodies to two undisclosed membrane targets Surface Oncology has the option to obtain exclusive worldwide rights to antibodies discovered during the research program Vaccinex received an upfront payment and ongoing research funding Vaccinex also entitled to license fees, development and clinical milestones, and royalties from net sales of products developed from the licensed antibodies

Robust Patent Estate VX15 (pepinemab) US Patents and Patent Applications Total Patent Franchise US EU Granted / allowed 26 11 Pending 15 13 Key Composition of Matter Claims US No. 8,496,938 issued 7/30/13) Expected Exclusivity to 2030 (before patent term extension) Key Additional Method of Use Claims for Treatment of Cancer and Neurodegenerative Diseases US No. 9,243,9068 issued 1/26/16 US No. 9,249,227 issued 2/2/16 Filed: 2014 – 2015 Expected Exclusivity to 2035 (before patent term extension)

Anticipated Milestones Event Timing Antibody Platform: Expected delivery of selected antibodies to Surface Oncology Q4 2018 Publish SIGNAL Cohort A Data in Huntington’s Disease 2019 ASCO 2019, Anticipated Initial Report of Open Label combination study of VX15 (pepinemab) with avelumab in NSCLC June 2019 Estimated Primary Completion Date* of combination study in NSCLC Q4 2019 Estimated Primary Completion Date* of SIGNAL Cohort B study in HD Q3 2020 Estimated Primary Completion Date* of combination study in Melanoma H2 2020 * The primary completion date is the date on which the last participant in a clinical study was examined or received an intervention to collect final data for the primary outcome measure

Novel mechanistic approach Lead program, VX15 (pepinemab), is a humanized monoclonal antibody that binds to and blocks a unique target, semaphorin 4D (SEMA4D) Multiple clinical programs in Huntington’s Disease and Oncology Huntington’s Disease – ongoing randomized, placebo-controlled Phase 2 trial Encouraging early signs of efficacy from Cohort A Granted Orphan Drug and Fast Track designations NSCLC – ongoing open-label Phase 1/2 in combination with avelumab (with Merck KGaA) Melanoma – ongoing open-label Phase 1/2 in combination with nivolumab and with ipilimumab (with Ribas Group at UCLA and with BMS) Proprietary mAb selection platform Sustainable engine for value creation Collaboration opportunities (Surface Oncology and others) Balance sheet and financing opportunities Cash runway to September 2019 and expectation of periodic open-label data updates Investment Summary

Vaccinex Corporation Clinical-stage immunotherapy company focused on the discovery and development of antibody therapies for neurodegenerative diseases and cancer VCNX (NASDAQ) Recent close $9.99 (8/31) Shares outstanding 11.5M Market cap $115M Headquarters Rochester, NY Employees 43 (34 in R&D) IPO August 2018 Proceeds: Gross/Net $40M/$35M Underwriters Oppenheimer, BTIG, Ladenburg

Executive Management Team Maurice Zauderer, Ph.D. Founder, President & Chief Executive Officer Formerly Professor at University of Rochester and at Columbia University. Scott E. Royer, CFA, MBA Chief Financial Officer Formerly CFO, Medical Films Division of Carestream Health. John E. Leonard, Ph.D. SVP Development & Officer Formerly VP Product Development at IDEC and Biogen-IDEC. John Parker, Ph.D. VP, Regulatory Affairs & Quality Systems Formerly Senior VP for RA/QA in several assurance/compliance roles. Ernest S. Smith, Ph.D. SVP Research & Chief Scientific Officer Formerly Research Scientist at University of Rochester. Raymond E. Watkins SVP & Chief Operating Officer Formerly Director of Operations, Australasia at Life Technologies (Invitrogen).

Vaccinex Board of Directors Albert D. Friedberg Chairman, President and CEO of Friedberg Mercantile Group, a Toronto-based commodities and investment management firm he founded in 1971. He served as Chairman of the Toronto Futures Exchange from March 1985 to June 1988. Alejandro M. Berlin, M.D., MSc. Radiation Oncology, Princess Margaret Cancer Centre, University of Toronto. Alan L. Crane Partner at Polaris Partners.  Served as Founder and/or has played a significant role as CEO in building five Polaris companies, including Cerulean Pharma and Momenta. Prior to Polaris, Alan was Senior Vice President of Global Corporate Development at Millennium Pharmaceuticals. Jacob B. Frieberg  Principal, The WTF Group. J. Jeffrey Goater CEO of Surface Oncology, Formerly, CFO of Voyager Therapeutics. Bala S. Manian, Ph.D. Founder (or co-founder) of Quantum Dot Corporation, SurroMed, Biometric Imaging, Lumisys Inc., Molecular Dynamics and, most recently, ReaMetrix. Gerald E. Van Strydonck CFO of Colgate Rochester Crozer Divinity School. Formerly, Managing Partner at PricewaterhouseCoopers. Barbara Yanni Formerly, Vice President and Chief Licensing Officer at Merck & Co., Inc. Maurice Zauderer, Ph.D. Vaccinex Founder, President and Chief Executive Officer. Formerly, Professor at University of Rochester and at Columbia University.

Appendix

SIGNAL Study: Clinical Evidence of Brain Tissue Preservation Frontal Lobe Parietal Lobe Frontal/Parietal VX15 Placebo VX15 (pepinemab) after cross-over * p<0.05 compared to placebo

Blocking SEMA4D protects against loss of inhibitory Neurons in CVN Murine Model of Alzheimer’s Disease 30 D. C. Blocking SEMA4D protects against loss of inhibitory neurons in the CVN murine model of AD. Restoration of synaptic activity and, potentially, neural networks could also contribute to significantly increased FDG-PET signal. % CVN CVN + Normal CVN CVN + Normal anti-SEMA4D anti-SEMA4D CVN CVN + Normal CVN CVN + Normal anti-SEMA4D anti-SEMA4D